[THE AMERICAN FUNDS GROUP(R)]

U.S.
GOVERNMENT
SECURITIES
FUND

[abstract illustration of happy man in day and night]

2001
SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED FEBRUARY 28


U.S. GOVERNMENT SECURITIES FUND(SM) IS ONE OF THE 29 AMERICAN FUNDS, THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR SEVEN DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY, THE AMERICAN FUNDS ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

U.S. GOVERNMENT SECURITIES FUND SEEKS HIGH CURRENT INCOME, CONSISTENT WITH PRUDENT INVESTMENT RISK AND PRESERVATION OF CAPITAL, BY INVESTING PRIMARILY IN OBLIGATIONS BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES GOVERNMENT.

RESULTS AT A GLANCE (AS OF FEBRUARY 28, 2001, WITH ALL DISTRIBUTIONS
REINVESTED)

                                          CUMULATIVE          AVERAGE ANNUAL
                                          RETURN              COMPOUND RETURN

One year                                  + 13.21%            --
Five years                                + 36.67             +6.45%
Ten years                                 + 98.65             +7.11
Lifetime (since October 17, 1985)         +213.87             +7.73

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 16. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2001 (the most recent calendar quarter):

                                          1 YEAR     5 YEARS     10 YEARS

Class A Shares                           +7.82%      +5.90%      +6.69%
reflecting 3.75% maximum sales charge

The fund's 30-day yield for Class A shares as of March 31, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 4.78%. The fund's distribution rate for Class A shares as of that date was 5.44%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Please see the back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.



FELLOW SHAREHOLDERS:

Over the past six months, U.S. Treasuries captured investor interest, their returns surpassing other bond classes and the major stock market indexes. Among the favorable factors influencing government bond prices were slowing economic growth, a steady reduction in federal debt, and, most recently, three cuts in short-term interest rates by the Federal Reserve Board. In this bond-friendly environment, the net asset value of U.S. Government Securities Fund rose to $13.27 per share from $12.76.

In addition to its rise in share value, U.S. Government Securities Fund produced a steady stream of income for the period. Shareholders who reinvested monthly dividends totaling 40.5 cents a share earned an income return of 3.21% (6.4% annualized). Those who elected to receive dividends in cash recorded an income return of 3.17% (6.3% annualized). The combined share appreciation and income earned provided a six-month total return of 7.3% for those who reinvested dividends.

[abstract illustration of a building and the sun]

Other market measures likewise reflected the increase in government bond prices. Over the same period, the unmanaged Lehman Brothers
Government/Mortgage-Backed Securities Index (which does not include expenses) gained 7.4%. By comparison, the 171 U.S. government bond funds tracked by Lipper Inc. recorded an average return of 7.1%.

ECONOMIC REVIEW

When your fund's fiscal year began on September 1, 2000, prices for long-term Treasury bonds had already been rising for several months. The steady climb in the budget surplus, coupled with the government's decision to reduce federal debt, helped push long-term Treasury rates lower. (As market interest rates decrease, prices increase on outstanding debt.) Short-term interest rates remained stubbornly high, however, as the Federal Reserve persisted in its efforts to quash inflationary pressures and prevent the economy from overheating.

[Begin Sidebar]
[begin line chart]
TREASURY YIELD CURVES AS OF:

BOND MATURITIES                YIELD CURVE                    YIELD CURVE
                               AS OF 8/31/00                  AS OF 2/28/01

3-mo                           6.255%                         4.854%
6-mo                           6.311                          4.69
1-yr                           6.171                          4.464
2-yr                           6.074                          4.385
5-yr                           5.898                          4.654
10-yr                          5.677                          4.894
30-yr                          5.66                           5.313

Source: Bloomberg

[End Sidebar]
[end chart]

By early autumn, it became clear that the economy was in fact slowing. Corporations began to lower earnings estimates, and major stock market indexes
- already under pressure - slumped further. As concerns about the strength of the economy intensified, many investors began to seek security in high-quality bonds, especially government debt, which has often proved a safe harbor in uncertain times.

Prices for short-term Treasury debt began to climb through the end of 2000 in expectation of a substantial interest rate cut. As evidence of a broad-based economic slowdown mounted, the Federal Reserve reversed its tightening posture and abruptly lowered short-term rates a half-point in early January. This dramatic action was matched later that month by a second rate reduction. Then again, on March 20, after the close of the fund's six-month reporting period, the Federal Reserve reduced short rates by another half-point.

Short-term Treasuries benefited most from the Fed's action, though longer maturities continued to improve as well. Over the six-month period, 10-year Treasury rates decreased about a percentage point, while one-year Treasury rates dropped more than one-and-a-half points (see chart above).

Prices on federal agency debentures and other high-quality debt instruments also rose during the period, though less dramatically than did Treasury prices. Mortgage-backed obligations lagged behind Treasuries and agency debentures, in part because the declining interest-rate environment increased the likelihood of mortgage prepayments, making mortgage-backed bonds less attractive for many investors.

STRENGTH IN THE PORTFOLIO

U.S. Government Securities Fund has been well positioned to benefit from the recent rally that was weighted toward Treasuries and the short end of the yield spectrum. At the start of the period, bonds with maturities of five to 10 years totaled 57% of portfolio assets; by the end of February, these were reduced to 48% of holdings. Your portfolio counselors began to adjust assets as the economy weakened and expectations of a rate cut rose. By the end of the period, bonds with a maturity of one to five years had climbed to 34% of portfolio assets, up from 20% at the end of August. The counselors also increased the fund's overall weighting in Treasury debt to 48% from 44% during this period and reduced mortgaged-backed obligations to 38% from 43% of net assets.

A LONG VIEW

Over the past twelve months, U.S. Government Securities Fund recorded a total return of 13.2%. While we are certainly pleased by these results, we would advise shareholders that these extraordinary gains will not continue indefinitely. Like all of the American Funds, your fund is managed with a long-term investment perspective, one that carefully balances risks with rewards. Over the fund's 15-year lifetime, this approach has helped produce a steady stream of income and an average annual return of 7.7%. During this time, bond markets have moved through several cycles, with prices rising and falling; stocks, too, have soared to record highs, then plunged abruptly. Because these markets seldom move in the same direction at the same time, diversification becomes a critical tool for all investors seeking steady returns over the long term.

U.S. Government Securities Fund contributes other important elements to investment goals: a commitment to preserving capital and one of the highest levels of credit quality available. For many investors, these are valued margins of safety that may offset equity risks and smooth out bumps during economic downturns.

Finally, we would note that the monthly dividend will be reduced to 5.5 cents a share from 6.25 cents, beginning with the June dividend payment. The general decline in interest rates over the past year necessitates this reduction.

We appreciate your support and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.                        /s/ John H. Smet
Paul G. Haaga, Jr.                            John H. Smet
Chairman of the Board                         President

April 16, 2001

[illustration of a sun dial showing time passing]

INVESTMENT PORTFOLIO
February 28, 2001 (Unaudited)

[pie chart]

U.S. Treasury Obligations                                                 48%
Federal Agency Obligations Mortgage Pass-Throughs                         30%
Federal Agency Collateralized Mortgage Obligations                         8%
Federal Agency Debentures                                                  7%
Cash & Equivalents                                                         7%
[end pie chart[

                                                                    Principal       Market  Percent
                                                                       Amount        Value   of Net
                                                                         (000)        (000)  Assets


U.S. TREASURY OBLIGATIONS - 48.07%
5.625% September 2001                                                $  12,750    $  12,814
6.375% August 2002                                                         350          359
11.625% November 2002                                                    2,500        2,785
4.75% February 2004                                                     45,000       45,162
7.25% May 2004                                                           1,250        1,346
12.375% May 2004                                                           245          300
Strip Principal 0% August 2004                                          18,412       15,535
Strip Principal 0% November 2004                                        15,120       12,682
7.875% November 2004                                                    10,820       11,980
11.625% November 2004                                                    6,240        7,684
7.50% February 2005                                                     24,980       27,497
5.625% February 2006                                                    14,500       15,071
Strip Principal 0% May 2006                                             71,240       55,621
7.00% July 2006                                                          5,915        6,524
6.50% October 2006                                                      20,250       21,911
3.375% January 2007(1) (2)                                               7,413        7,490
6.25% February 2007                                                     25,500       27,349
6.625% May 2007                                                         39,000       42,644
6.125% August 2007                                                       8,550        9,135
5.50%  February 2008                                                     3,020        3,123
5.625% May 2008                                                          6,700        6,976
5.50% May 2009                                                          28,810       29,787
10.375% November 2009                                                   14,750       17,444
5.75% August 2010                                                       30,250       31,881
10.375% November 2012                                                   31,000       40,266
12.00% August 2013                                                      10,000       14,256
9.875% November 2015                                                     2,345        3,414
8.875% August 2017                                                      59,750       81,894
8.875% February 2019                                                     4,380        6,071
7.875% February 2021                                                    11,250       14,456
6.25% May 2030                                                          15,000       16,718  48.07%

                                                                                    590,175    48.07



FEDERAL AGENCY OBLIGATIONS MORTGAGE
 PASS-THROUGHS /3/ - 30.14%
Fannie Mae:
6.50% 2031                                                               5,085        5,069
7.00% 2009 - 2030                                                       15,708       15,958
8.00% 2005 - 2023                                                        1,771        1,835
8.261% 2002 /1/                                                          2,487        2,538
8.50% 2007 - 2027                                                        1,232        1,288
9.00% 2009                                                                 161          169
9.50% 2011 - 2022                                                          717          765
12.00% 2019                                                              3,549        4,110     2.58
Freddie Mac:
6.00% 2014                                                               2,438        2,434
7.00% 2008                                                                 476          488
8.00% 2012 - 2031                                                        3,165        3,258
8.25% 2007                                                                 276          286
8.50% 2009 - 2021                                                        3,539        3,712
8.75% 2008                                                                 249          260
11.00% 2016                                                                 20           22
12.00% 2015                                                                 49           56      .86
Government National Mortgage Assn.:
5.50% 2013                                                                 867          855
6.00% 2008 - 2031                                                       72,026       71,129
6.50% 2014 - 2029                                                       79,711       80,006
7.00% 2008 - 2029                                                       49,614       50,375
7.50% 2009 - 2030                                                       33,434       34,258
8.00% 2002 - 2030                                                       66,204       68,798
8.50% 2020 - 2023                                                        1,998        2,074
9.00% 2009 - 2021                                                        3,198        3,339
9.50% 2009 - 2021                                                          717          751
10.00% 2019 - 2022                                                      14,761       16,188    26.70

                                                                                    370,021    30.14



FEDERAL AGENCY COLLATERALIZED MORTGAGE
 OBLIGATIONS /3/ - 7.85%
Fannie Mae:
6.35% 2005                                                               2,914        2,955
Series 91-50, Class H, 7.75% 2006                                        1,039        1,070
Series 1997-M5, Class C, ACES, 6.74% 2007                                5,000        5,152
Series 1998-M6, Class A2, ACES, 6.32% 2008                               2,500        2,558
Trust 35, Class 2, 12.00% 2018                                             180          205
Series 90-93, Class G, 5.50% 2020                                        1,005          986
Series 1992-119, Class Z, 8.00% 2022                                     4,226        4,386
Series 1994-4, Class ZA, 6.50% 2024                                      5,951        5,840
Series 1997-M6, Class ZA, 6.85% 2026                                    12,701       12,493
Series 2001-4, Class NA, 11.673% 2031                                   25,239       28,838
Series 1999-T2, Class A1, 7.50% 2039                                     7,424        7,629     5.87
Freddie Mac:
Series 83-A, Class 3, 11.875% 2013                                          79           85
Series 83-B, Class 3, 12.50% 2013                                          537          592
Series 2289-NA, 11.903% 2020                                            15,399       17,409
Series 178, Class Z, 9.25% 2021                                            880          932
Series 1567, Class A, 5.062% 2023 /1/                                      947          868
Series 2289-NB, 10.88% 2028                                              4,007        4,438     1.98

                                                                                     96,436     7.85



FEDERAL AGENCY DEBENTURES - 6.63%
Fannie Mae
6.25% 2029                                                               3,900        3,965      .32
Federal Home Loan Bank Bonds:
5.625% 2001                                                              3,500        3,501
5.80% 2008                                                              25,825       26,099     2.41
Tennessee Valley Authority, Series G
5.375% 2008                                                             48,670       47,810     3.90

                                                                                     81,375     6.63



COLLATERALIZED MORTGAGE OBLIGATIONS (PRIVATELY
 ORIGINATED) /3//4/ - 0.15%
Paine Webber CMO, Series O, Class 5, 9.50% 2019                          1,709        1,833      .15

                                                                                      1,833      .15



DEVELOPMENT AUTHORITIES  -  0.23%
International Bank for Reconstruction and                                2,000        2,828      .23
 Development 12.25% 2008

                                                                                      2,828      .23



Total Bonds and Notes   (cost: $1,101,767,000)                                    1,142,668    93.07




                                                                    Principal       Market  Percent
                                                                       Amount        Value   of Net
Short-Term Securities                                                    (000)        (000)  Assets

FEDERAL AGENCY DISCOUNTS NOTES  -  7.67%

Federal Home Loan Bank due 3/1/01                                       25,000       24,996     2.04
Federal Home Loan Bank due 3/2/01                                       22,300       22,294     1.82
Federal Home Loan Bank due 3/7/01                                       11,000       10,988      .89
Federal Home Loan Bank due 3/21/01                                      14,000       13,957     1.14
Federal Home Loan Bank due 3/28/01                                      11,300       11,256      .92
Federal Home Loan Bank due 4/18/01                                      10,692       10,615      .86

Total Short Term Securities  (cost: $94,105,000)                                     94,106     7.67

Total Investment Securities  (cost:$1,195,872,000)                                1,236,774   100.74
Excess of payables over cash and receivables                                          9,132      .74

NET ASSETS                                                                       $1,227,642 100.00%


/1/ Coupon rate may change periodically.
/2/ Index-linked bond whose principal amount moves
 with a government retail price index.
/3/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
/4/ Comprised of federal agency originated or guaranteed loans.

See Notes to Financial Statements

U.S. Government Securities Fund
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES                                                              (Unaudited)
at February 28, 2001                                                             (dollars in  thousands)

Assets:
Investment securities at market
 (cost: $1,195,872)                                                                               $1,236,774
Cash                                                                                                     139
Receivables for -
 Sales of investments                                                                $21,878
 Sales of fund's shares                                                                4,348
 Accrued interest                                                                      9,662
 Other                                                                                     4          35,892
                                                                                                   1,272,805
Liabilities:
Payables for -
 Purchases of investments                                                             40,443
 Repurchases of fund's shares                                                          1,753
 Dividends on fund's shares                                                            1,631
 Management services                                                                     348
 Other expenses                                                                          988          45,163
Net Assets at February 28, 2001 -
 Unlimited shares authorized                                                                      $1,227,642
Class A shares:
 Net assets                                                                                       $1,214,741
 Shares outstanding                                                                               91,524,657
 Net asset value per share                                                                            $13.27
Class B shares:
 Net assets                                                                                          $12,901
 Shares outstanding                                                                                  972,027
 Net asset value per share                                                                            $13.27



STATEMENT OF OPERATIONS                                                                          (Unaudited)
for the six months ended February 28, 2001                                       (dollars in  thousands)

Investment Income:
Income:
 Interest                                                                                            $36,994

Expenses:
 Management services fee                                                               2,184
 Distribution expenses - Class A                                                       1,700
 Distribution expenses - Class B                                                          34
 Transfer agent fee - Class A                                                            733
 Transfer agent fee - Class B                                                              4
 Reports to shareholders                                                                  82
 Registration statement and prospectus                                                    91
 Postage, stationery and supplies                                                         78
 Trustees' fees                                                                           13
 Auditing and legal fees                                                                  41
 Custodian fee                                                                            11
 Other expenses                                                                          145           5,116
 Net investment income                                                                                31,878

Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                                      6,145
Net unrealized appreciation
 on investments                                                                                       43,394
 Net realized gain and
  unrealized appreciation
  on investments                                                                                      49,539
Net Increase in Net Assets Resulting
 from Operations                                                                                     $81,417





STATEMENT OF CHANGES IN NET ASSETS                                               (dollars in  thousands)

                                                                            Six months ended      Year ended
                                                                                February 28,      August 31,
                                                                                       2001*             2000
Operations:
Net investment income                                                                $31,878         $72,102
Net realized gain (loss) on investments                                                6,145         (34,097)
Net unrealized appreciation
 on investments                                                                       43,394          38,351
 Net increase in net assets
  resulting from operations                                                           81,417          76,356

Dividends Paid to Shareholders:
Dividends from net investment income:
  Class A                                                                            (35,131)        (68,250)
  Class B                                                                               (176)            (35)
Total Dividends                                                                      (35,307)        (68,285)

Capital Share Transactions:
 Proceeds from shares sold                                                           359,815         306,318
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                                   28,402          54,037
 Cost of shares repurchased                                                         (292,358)       (604,472)
 Net increase (decrease) in net assets resulting from                                 95,859        (244,117)
  capital share transactions
Total Increase (Decrease) in Net Assets                                              141,969        (236,046)

Net Assets:
Beginning of period                                                                1,085,673       1,321,719
End of period (including
 undistributed net investment
 income of $1,564 and $4,993,
 respectively)                                                                     1,227,642      $1,085,673

*Unaudited

See Notes to Financial Statements

Notes to Financial Statements                         (Unaudited)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Income Series is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares after eight years. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class. In addition, on March 15, 2001 (after the dte of the financial statements), the fund began offering Class C and Class F shares.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

Allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, certain transfer agent fees and any other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

 The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

 As of February 28, 2001, net unrealized appreciation on investments for book and federal income tax purposes aggregated $40,902,000; $41,938,000 related to appreciated securities and $1,036,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended February 28, 2001. The fund had available at August 31, 2000 a net capital loss carryforward totaling $72,948,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has recognized, for tax purposes, capital losses totaling $32,439,000 which were realized during the period November 1, 1999 through August 31, 2000. The cost of portfolio securities for book and federal income tax purposes was $1,195,872,000 at February 28, 2001.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $2,184,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                           Net Asset Level
Rate                       In Excess of               Up to
0.30%                      $ 0                        $60 million
0.21                        60 million                  1 billion
0.18                         1 billion                  3 billion
0.16                         3 billion

The agreement also provides for fees based on monthly gross investment income at the following rates:

                           Monthly Gross Investment Income
Rate                       In Excess of               Up to
 3.00%                     $0                         $3,333,333
2.25                       3,333,333                  8,333,333
2.00                       8,333,333

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $276,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the six months ended February 28, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

 The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Trustees. The plans provide for aggregate annual expense limits of 0.30% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.30% of net assets. Also included are reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the fund's overall 0.30% annual expense limit is not exceeded. For the six months ended February 28, 2001 aggregate distribution expenses were limited to $1,700,000, or 0.30% of net assets attributable to Class A shares. As of February 28, 2001, unreimbursed expenses which remain subject to reimbursement totaled $111,000.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the six months ended February 28, 2001, aggregate distribution expenses were $34,000, or 1.00% of net assets attributable to Class B shares.

     As of February 28, 2001, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $594,000 and $9,000, respectively.

TRANSFER AGENT FEE - A fee of $737,000 was incurred during the six months ended February 28, 2001 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 2001, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $55,000.

AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the trust and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $544,003,000 and $435,261,000, respectively, during the six months ended February 28, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the six months ended February 28, 2001, the custodian fee of $11,000 was paid by these credits rather than in cash.

As of February 28, 2001, net assets consisted of the following:

                                                                   (dollars in thousands)
Capital paid in on shares of beneficial interest                                  $1,284,418
Undistributed net investment income                                                    1,564
Accumulated net realized loss                                                        (99,242)
Net unrealized appreciation                                                           40,902
Net assets                                                                        $1,227,642

Capital share transactions in the fund were as follows:

                                                        Six months       Six months
                                                             ended            ended
                                                      February 28,     February 28,
                                                               2001             2001
                                                      Amount (000)           Shares
Class A Shares:
  Sold                                                     $348,368      26,783,471
  Reinvestment of dividends                                 28,264        2,177,093
  Repurchased                                             (290,319)     (22,297,215)
   Net increase (decrease) in Class A                       86,313        6,663,349
Class B Shares:*
  Sold                                                      11,447          878,690
  Reinvestment of dividends                                    138           10,573
  Repurchased                                               (2,039)        (156,529)
   Net increase in Class B                                   9,546          732,734
Total net increase (decrease) in fund                       $95,859       7,396,083




                                                        Year ended       Year ended
                                                        August 31,       August 31,
                                                               2000             2000
                                                      Amount (000)           Shares
Class A Shares:
  Sold                                                     $302,736      24,095,858
  Reinvestment of dividends                                 54,013        4,303,427
  Repurchased                                             (603,875)     (48,180,501)
   Net increase (decrease) in Class A                     (247,126)     (19,781,216)
Class B Shares:*
  Sold                                                       3,582          284,619
  Reinvestment of dividends                                     24            1,925
  Repurchased                                                 (597)         (47,251)
   Net increase in Class B                                   3,009          239,293
Total net increase (decrease) in fund                    $(244,117)     (19,541,923)

*Class B shares were not offered
before March 15, 2000

PER-SHARE DATA AND RATIOS /1/

                                                                               Net
                                        Net asset                    gains/(losses)
                                            value,         Net        on securities      Total from
                                         beginning   investment      (both realized       investment
Period ended                             of period       income     and unrealized)       operations
Class A:
 02/28/2001                                 $12.76     $.36 /2/            $.55 /2/              $.91
2000                                          12.63     .77 /2/             .09 /2/               .86
1999                                          13.39          .77               (.76)              .01
1998                                          13.03          .83                 .40             1.23
1997                                          12.78          .88                 .25             1.13
1996                                          13.24          .93               (.49)              .44
Class B:
 02/28/2001                                   12.76     .30 /2/             .57 /2/               .87
2000 /4/                                      12.49     .50 /2/             .07 /2/               .57





                                         Dividends
                                        (from net    Net asset                           Net assets,
                                        investment   value, end              Total     end of period
Period ended                               income)    of period              return    (in millions)
Class A:
 02/28/2001                                  $(.40)       $13.27               7.28%          $1,215
2000                                          (.73)       $12.76                7.04            1,083
1999                                          (.77)       $12.63               (.01)            1,322
1998                                          (.87)       $13.39                9.70            1,210
1997                                          (.88)       $13.03                9.08            1,106
1996                                          (.90)       $12.78                3.40            1,216
Class B:
 02/28/2001                                   (.36)       $13.27                6.92               13
2000 /4/                                      (.30)       $12.76                4.43                3







                                         Ratio of     Ratio of
                                          expenses   net income           Portfolio
                                        to average   to average            turnover
Period ended                            net assets   net assets                rate
Class A:
 02/28/2001                              0.89% /3/    5.60% /3/               40.23%
2000                                            .85         6.13               63.18
1999                                            .80         5.80               81.10
1998                                            .79         6.24               81.99
1997                                            .80         6.74               28.16
1996                                            .81         7.04               40.01
Class B:
 02/28/2001                               1.58 /3/     4.91 /3/                40.23
2000 /4/                                  1.53 /3/     5.28 /3/           63.18 /5/


/1/ The periods 1996 through 2000 represent fiscal years ended August 31. The periods ended February 28, 2001 represent the six-month periods ended February 28, 2001 (unaudited). Total returns for the six-month periods are based on activity during the period and thus are not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
/2/ Based on average shares outstanding.
/3/ Annualized.
/4/ Class B shares were not offered before March 15, 2000. The period 2000 represents the 169-day fiscal year ended August 31, 2000.
/5/ Represents portfolio turnover rate (equivalent for all share classes) for the year ended August 31, 2000.


SHARE RESULTS: CLASS B, CLASS C AND CLASS F
Average annual compound returns for periods ended
March 31, 2001 (the most recent calendar quarter)      1 YEAR      LIFETIME*

CLASS B SHARES
reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold                                      +6.24%      +7.76%
not reflecting CDSC                                     +11.24%     +11.58%

CLASS C AND CLASS F SHARES
Results for these shares are not shown became of the brief time between their introduction on March 15, 2001, and the end of the period.

*March 15, 2000, when B shares first became available.

[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205
P.O. Box 659522
San Antonio, Texas 78265-9522
P.O. Box 6007
Indianapolis, Indiana 46206-6007
P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800|421-0180 OR VISIT US AT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

There are several ways to invest in Intermediate Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares are about 0.75% higher than for Class A shares over the first eight years of ownership, after which Class B shares convert to Class A shares. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each class will vary.

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF INTERMEDIATE BOND FUND OF AMERICA, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER JUNE 30, 2001, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

Printed on recycled paper
Litho in USA CDA/CG/5017
Lit. No. IBFA-013-0401
[illustration of the sun's rays shining on the ground]